UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2018

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as denied in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events

On November 19, 2018, the Centers for Medicare & Medicaid Services (“CMS”) issued a Proposed Decision Memo regarding its National Coverage Determination (“NCD”) for LivaNova PLC (“LivaNova” or the “Company”) Vagus Nerve Stimulation Therapy® (“VNS Therapy”) System for Treatment-Resistant Depression (“TRD”). In the Proposed Decision Memo, CMS proposes to change the NCD for TRD to expand United States Medicare coverage. CMS proposes to cover the VNS device for TRD through Coverage with Evidence Development when offered in a CMS-approved, double-blind, randomized, placebo-controlled trial with a follow-up duration of at least one year with the possibility of extending the study to a prospective longitudinal study when the trial has completed enrollment, and there are positive interim primary endpoint findings.

Previously, on May 30, 2018, the CMS had published a tracking sheet to reconsider the NCD for LivaNova’s VNS Therapy System for TRD following LivaNova’s submission of a letter to CMS requesting a formal reconsideration of the NCD for VNS Therapy in NCD Manual Section 160.18, specifically for TRD. CMS had earlier established coverage in 1999 for VNS for patients with medically refractory partial onset seizures for whom surgery is not recommended or for whom surgery has failed, and in 2007, CMS reconsidered the NCD and determined that, at that time, there was insufficient evidence to conclude that VNS was reasonable and necessary for TRD, and VNS for TRD was therefore not covered. However, over the last decade, a significant body of new evidence has emerged showing that the addition of VNS Therapy is effective in reducing symptoms in patients with TRD.

With the release of its Proposed Decision Memo, CMS opened a 30-day public comment period. Interested parties must comment on the proposed decision memo by December 19, 2018 to be considered by CMS. All relevant information related to this process is available on the CMS website (www.cms.gov).

Following the 30-day comment period, CMS will release a final decision by February 17, 2019. The final decision will result in one of the following outcomes:

a.	CMS grants the request for NCD and assigns a temporary or permanent code (whether existing or unclassified) and implements the coding change

b.	CMS denies the request for NCD

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

99.1	Press Release issued by LivaNova PLC dated November 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: November 20, 2018	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Company Secretary

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